OBLIGATIONS UNDER FINANCE LEASES (Schedule of Future Minimum Lease Payments under Finance Leases) (Details) In Thousands, unless otherwise specified	Dec. 31, 2013 USD ($)	Dec. 31, 2013 CNY	Dec. 31, 2012 CNY
Present value of net minimum lease payments
2014		1,407
Total minimum lease payments		1,407
Less: Amount representing interest		(31)
Present value of net minimum lease payments		1,376
Analysis as:
Current	227	1,376	6,660
Non Current	0	0	1,620
Total financial lease liabilities		1,376